Exhibit 10.2

 Wren, Inc.

386 North 210 East

Mapleton, Utah   84664

EXTENSION OF SALES CONTRACT

THIS CONTRACT EXTENSION AGREEMENT is made and entered into this 2nd  day of October 2005, by and between Pine Valley Ltd, a Utah Partnership, hereinafter referred to as the "Owner", and Wren, Inc., a Nevada Corporation, hereinafter referred to as the "Agent".

EXTENSION:

PINE VALLEY LTD., hereby grants an extension of time on the option to purchase the entire inventory as listed in Exhibit “A” for a cash payment of Twenty-five Thousand dollars to the 31st day of October 2006.  This extension applies to the contract titled EXCLUSIVE RIGHT OF SALE CONTRACT dated October 15, 2004 between the parties heretofore written above.

OWNER:

/s/ John Hewlett

____________________________________

Pine Valley, Ltd.

By John Hewlett

AGENT:

/s/ Steven L. White

_____________________________________

Steven L. White, President

Wren, Inc.

EXHIBIT "A"

(Description of Golf Inventory)

All items carry the FILA brand:

Qty

Description

Retail

Net Cost

Total Cost

332

 Milled Putters

$149.95

$50.00

$15,000

106

Ladies Metal Woods

 249.95

100.00

  10,000

102

Golf Balls (per dozen)

   29.95

  12.00

    1,200

105

Leather Glove

   14.95

    6.00

       600

 52

Golf Hats

   14.95

    6.00

      300

 24

Golf Shirts (Cutter ‘n Buck)

   49.95

  22.00

      528

 12

Children’s Drivers

   79.95

  35.00

      420

 24

Sunscreen (World Golf Tour)      14.95

    7.00

      168

Total

      $84,197.15

$30,482

2